14. Earnings Per Common Share	12 Months Ended
Jun. 30, 2015
Equity [Abstract]
Earnings Per Common Share

Earnings (loss) per common share data was computed as follows:

	2015	2014

Net income (loss)	$ 8,700	$ (75,300)

Weighted average common shares outstanding	1,478,126	1,385,054
Effect of dilutive securities	1,756	-
Weighted average dilutive common shares outstanding	1,479,882	1,385,054

Basic earnings (loss) per common share	$ .01	$ (.05)

Diluted earnings (loss) per common share	$ .01	$ (.05)

Approximately 26,000 and 59,000 shares of the Company's common stock issuable upon the exercise of outstanding options were excluded from the calculation of diluted earnings per common share for the year ended June 30, 2015 and 2014, because the effect would be anti-dilutive.